EXHIBIT 99


I, Gary C. Lewis, certify that:

1. I have reviewed this second amended registration statement on Form 10-SB/A of Lighten Up Enterprises International, Inc.;

2. Based on my knowledge, this second amended registration statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amended registration statement; and

3. Based on my knowledge, the financial statements, and other financial information included in this second amended registration statement, fairly presents in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this amended registration statement.


Date:  March 6, 2003

                                   /s/      Gary C. Lewis
                                   ---------------------------------------
                                   Gary C. Lewis, Chief Executive Officer




I, Mary E. Ross, certify that:

1. I have reviewed this second amended registration statement on Form 10-SB/A of Lighten Up Enterprises International, Inc.;

2. Based on my knowledge, this second amended registration statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amended registration statement; and

3. Based on my knowledge, the financial statements, and other financial information included in this second amended registration statement, fairly presents in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this amended registration statement.


Date:  March 6, 2003

                                   /s/   Mary E. Ross
                                   ---------------------------------------
                                   Mary E. Ross, Chief Financial Officer